SCHEDULE 14A INFORMATION
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Siouxland Ethanol, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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NOTICE OF ANNUAL MEETING OF MEMBERS
GENERAL INFORMATION ABOUT THE 2009 ANNUAL MEETING
OWNERSHIP OF UNITS
ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
DIRECTOR COMPENSATION
APPOINTMENT OF AUDITOR
SUBMISSION OF MEMBER PROPOSALS
OTHER MATTERS

SIOUXLAND ETHANOL, LLC
NOTICE OF ANNUAL MEETING OF MEMBERS
March 24, 2009
Dear Siouxland Ethanol Member:
     You are cordially invited to attend the Annual Meeting of Members of Siouxland Ethanol, LLC, which will be held at the Marina Inn Conference Center, 4th & B Streets, South Sioux City, Nebraska, on Tuesday, March 24, 2009, at 1:30 p.m. local time. At the Annual Meeting, Members of record as of the date of this Notice will be asked to:
•	Elect three Group I directors to serve until the 2012 Annual Meeting of Members;

•	Ratify the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as our independent auditors for the fiscal year ending September 30, 2009; and

•	Consider other matters that may be properly brought before the Annual Meeting and at any adjournment or postponement of the Annual Meeting.
     Each of the matters to be considered at the Annual Meeting is discussed in greater detail in the accompanying Proxy Statement. A copy of our Annual Report for the year ended September 30, 2008 is also enclosed for your information. You should read both the Proxy Statement and the Annual Report completely since they contain important information that you will want to consider before voting your proxy.
     It is important that your Units be represented and voted at the Annual Meeting regardless of the number of Units you own. In order to assure that your Units are represented at the Annual Meeting, we ask you to please complete, sign, date and mail the enclosed proxy card even if you plan to attend the Annual Meeting in person. Doing this promptly will save the Company the expense of additional proxy solicitations.
     We look forward to seeing you at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS:

Jackson, Nebraska	/s/ Douglas K. Garwood
January 28, 2009	Douglas K. Garwood
Secretary
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Members to be Held on March 24, 2009. The Proxy Statement and the Company’s 2008 Annual Report are available on-line at
http://www.siouxlandethanol.com/index.cfm?show=10&mid=30.

SIOUXLAND ETHANOL, LLC
1501 Knox Boulevard
Jackson, Nebraska 58743
PROXY STATEMENT
FOR
ANNUAL MEETING OF MEMBERS
TUESDAY, MARCH 24, 2009
     The Annual Meeting of Members of Siouxland Ethanol, LLC (the “Company”) will be held on Tuesday, March 24, 2009 at 1:30 p.m. local time, at the Marina Inn Conference Center 4th & B Streets, South Sioux City, Nebraska. This Proxy Statement is solicited on behalf of the Board of Directors of the Company and contains important information about the matters to be considered at the Annual Meeting or any adjournment or postponement of the Annual Meeting. This Proxy Statement, the Notice of Annual Meeting of Members and the proxy are first being sent to Members on or about February 16, 2009. Only the record holders of Units representing an ownership interest in the Company (“Units”) on that date are entitled to vote at the Annual Meeting.
GENERAL INFORMATION ABOUT THE 2009 ANNUAL MEETING
WHAT IS BEING CONSIDERED AT THE ANNUAL MEETING?
     At the Annual Meeting, you will be voting to:
•	Elect three Group I directors to serve until the 2012 Annual Meeting of Members;

•	Ratify the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as our independent auditors for the fiscal year ending September 30, 2009; and

•	Consider other matters that may be properly brought before the Annual Meeting and at any adjournment or postponement of the Annual Meeting. The Board of Directors does not expect that any such other matters will be acted on at the annual meeting.
     In addition, Company management will report on the Company’s performance during the fiscal year ended September 30, 2008 and answer Members’ questions.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
     You may vote if you owned Units as of the close of business on February 16, 2009 (which we refer to as the “Record Date”). Each Unit is entitled to one vote on each matter to be voted on at the Annual meeting. However, any Units held by a Member that is entitled to appoint a director because such Member acquired 200 or more Units in the Company’s initial registered public offering of Units, are not entitled to vote for the election of directors at the Annual Meeting.
HOW DO I VOTE?
     You can vote in two ways:
•	By attending the Annual Meeting in person; or

•	By completing, signing and returning the enclosed proxy card which authorizes the Board of Directors to vote on your behalf at the Annual Meeting in accordance with your instructions.
     Even if you plan to attend the Annual Meeting in person, please complete, sign and return your proxy card. If you wish to vote in person at the Annual Meeting, you can revoke your proxy at that time.
HOW IS A QUORUM ESTABLISHED?
     In order to conduct business at the Annual Meeting, the Annual Meeting must be attended, in person or by proxy, by Members owning at least a majority of all Units outstanding on the Record Date and entitled to vote. This is referred to as a quorum. If you return your proxy card and do not revoke it before the Annual Meeting, your Units will be counted for purposes of establishing a quorum at the Annual Meeting even if you withhold authority to vote for directors or abstain on other matters being considered at the Annual Meeting If a quorum is not present at the time and place scheduled for the Annual Meeting, the Members present at that time may reschedule the Annual Meeting at a later date in order to give the Board of Directors additional time to solicit proxies for use at the Annual Meeting.
WHAT VOTE IS REQUIRED?
     The election of directors requires the affirmative vote of a plurality in voting power of the Units present in person or represented by proxy at the Annual Meeting and entitled to vote. This means that if no nominees receive more votes than the persons nominated by the Board, the Board’s nominees will be elected to the Board, even though they may not receive the affirmative vote of a majority of the outstanding Units. Consequently, votes withheld and broker nonvotes will have no effect on the election of directors.
     The ratification of the appointment of the Company’s independent auditor requires the affirmative vote of Members owning a majority of the Units present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a vote against ratification. Broker nonvotes will not be considered Units entitled to vote with respect to the ratification of the auditors and will not be counted as votes for or against ratification.

CAN I CUMULATE MY VOTES FOR THE ELECTION OF DIRECTORS?
     No, Members do not have the right to cumulate votes in the election of directors. As a result, you may only vote your Units once for each director nominee.
CAN I CHANGE MY MIND AFTER I DELIVER MY PROXY?
     Yes, you may revoke your proxy at any time before the vote is taken at the Annual Meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the Annual Meeting, or (2) attending the Annual Meeting and notifying the Company Secretary that you will be voting in person.
WHAT IF I RETURN MY PROXY CARD BUT DO NOT INCLUDE VOTING INSTRUCTIONS?
     Proxies that are signed and returned but do not include voting instructions will be voted “FOR” the election of each of the Board’s nominees for director named in this Proxy Statement and “FOR” the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as our independent auditors for the fiscal year ending September 30, 2009.
WILL MY UNITS BE VOTED IF I DO NOT PROVIDE MY PROXY?
     If you hold your Units directly in your own name, they will not be voted unless you provide us with your proxy or attend the Annual Meeting and vote in person.
     If your Units are held in “street name” with a brokerage firm, bank or other nominee holder, they may be voted by the nominee holder without specific instructions from you on certain routine matters such as the election of directors and ratification of accountants. However, nominee holders do not always vote on these matters without instructions from the beneficial owners, even though they have the authority to do so. If you do not submit a proxy, a nominee holder may deliver a “broker nonvote” on matters to be considered at the Annual Meeting.
WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?
     The matters described in this Proxy Statement are the only matters that the Board of Directors knows will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, your proxy authorizes the Board of Directors to vote your Units as they see fit.
WHO PAYS FOR THIS PROXY SOLICITATION?
     The Company pays these costs. You can help us keep these costs to a minimum by promptly returning your proxy card. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

OWNERSHIP OF UNITS
     As of the Record Date, there were 3,789 Units issued and outstanding and entitled to vote at the Annual Meeting, of which only 3,509 Units may vote for the election of directors at the Annual Meeting. The following table shows the number of Units beneficially owned by each of the current directors and executive officers of the Company, by all executive officers and directors as a group and by the nominee for director who is not currently a director. The Company does not believe any other persons beneficially own more than 5% of the outstanding Units. Unless otherwise noted, all persons listed in the following table have sole voting and investment power over the Units they beneficially own and own such Units directly.

	Number of	Percent of
Name and Address of Beneficial Owner	Units	Class
Tom Lynch, Chairman and Director
1221 Monona Blvd., Jackson, NE 68743	14 Units	*
Pam Miller, Vice Chairman and Director
414 Howard St., Homer, NE 68030	6 Units(1)	*
John Kingsbury, Director
220 Rock Street, Ponca, NE 68770	12 Units(1)	*
Doug Garwood, Secretary and Director
520 Timberline Dr., South Sioux City, NE 68776	21 Units	*
Ronald Wetherell, Director
300 South Oak Drive, Cleghorn, IA 51014	15 Units	*
Darrell J. Downs, Director
405 Ridgeway Drive, Marcus, IA 51035	6 Units	*
Shennen S.C. Saltzman, Director
729 E. 7th St., Suite 2, South Sioux City, NE 68776	70 Units(2)	1.85%
Donald “Skip” Meisner, Director
3116 Everett St., Sioux City, IA 51103	9 Units	*
Matthew H. Sederstrom, Director
605 Jefferson Circle, Marshall, MN 56258	4 Units	*
Craig Ebberson, Director
56521 870th Rd., Belden, NE 68717	37 Units	*
David Bailey Aalfs, Director
920 Quail Hollow Circle, Dakota Dunes, SD 57049	280 Units(1)	7.39%
Charles Hofland, President and Chief Executive Officer
1501 Knox Boulevard, Jackson, NE 68743	1 Unit	*
Mark Rolfes, Chief Financial Officer and Controller
1501 Knox Boulevard, Jackson, NE 68743	0 Units	*
All Directors and Executive Officers
as a group (13 persons)	475 Units	12.54%
Mark Condon, Director Nominee
4625 Singing Hills Blvd., Sioux City, IA 51106	2 Units	*

*	Represents less than 1% of the outstanding Units

1.	Beneficial ownership of these Units is reported to be shared with a spouse. Mr. Kingsbury reports that his spouse shares beneficial ownership of eight Units.

2.	Mr. Saltzman reports that beneficial ownership of five Units is shared with his mother and sister.

ELECTION OF DIRECTORS
     Our Board of Directors consists of eleven directors at this time. The Company’s Operating Agreement provides that directors will be elected by Members for three year terms which are staggered so that the terms of approximately one-third of the entire number of directors expire each year. As a result, the current eleven directors are classified into three groups, with the three “Group I” directors serving for terms ending on the date of the 2009 Annual Meeting. The terms of the four current “Group II” directors will end in 2010 and the terms of the four current “Group III” directors will end in 2011. In each case, directors elected by the Members at an annual meeting will hold office until their successors are elected and qualified at a subsequent annual meeting of Members. In addition to the directors elected by Members, the Operating Agreement provides that any Member who acquired 200 or more Units in the Company’s registered public offering of Units is entitled to appoint one director to the Board. One Member is authorized to appoint a director under this provision, but has not exercised this authority. However, under the terms of the Operating Agreement, this Member is not entitled to vote his Units at the Annual Meeting with respect to the election of directors.
     At the Annual Meeting, Members will elect three Group I directors for three-year terms ending in 2012. The Board of Directors, acting on the recommendation of the Nominating and Corporate Governance Committee, has placed John Kingsbury, Doug Garwood and Mark Condon into nomination for these positions on the Board. John Kingsbury and Doug Garwood are current directors of the Company. Mr. Condon, if elected to the Board, will replace Matthew Sederstrom whose term as a director will end on the date of the Annual Meeting. Mr. Condon’s nomination was suggested to the Nominating and Corporate Governance Committee by a nonmanagement director. No other nominations have been received by the Company. Each of the three nominees has indicated that he is willing to serve the Company as a director and the Board of Directors does not know of any reason why any of the nominees might not be able to serve. There are no arrangements or understandings pursuant to which any nominee was selected by the Board.
     The election of a director requires the affirmative vote of a plurality in voting power of the Units present in person or represented by proxy at the Annual Meeting and entitled to vote. Consequently, votes withheld and broker nonvotes will have no effect on the election of directors. If any of the persons nominated by the Board is unable to serve as a director, the Units represented by all valid proxies will be voted for the election of such substitute nominee as the Nominating and Corporate Governance Committee may recommend to the Board of Directors.
     THE BOARD OF DIRECTORS RECOMMENDS THAT MEMBERS VOTE “FOR” EACH NOMINEE TO THE BOARD OF DIRECTORS FOR TERMS ENDING IN 2012.

Information about the Nominees and Current Directors
Director Nominees
     The following persons have been nominated by the Board to serve as Class I directors for terms ending in 2012:
     Mark Condon. Mr. Condon, age 51, has been the President of Condon Auto Sales and Service, Inc., which is the Buick and Honda automobile dealer in Sioux City, Iowa, since 1988. He is also the co-founder of Condon Ford, Inc. which was a Ford dealership in Moville, Iowa. Mr. Condon serves on the boards of two non-profit organizations, the Yellow Dog Auction Club and the National Wild Turkey Federation. Mr. Condon is a 1979 graduate of Creighton University and has been an investor in the renewable fuels industry since 2001.
     Doug Garwood. Mr. Garwood, age 65, has been the co-owner and operator of Garwood Enterprises, Inc., which consists of a 2,400 acre farming operation and trucking company, since 1999. Mr. Garwood currently serves on the Dakota County Economic Development Committee and the Nebraska Boys and Girls Home Board of Directors. Mr. Garwood has served on the Company’s Board of Director since its inception in August 2004. He also serves as the Company’s Secretary, but he is not an employee of the Company.
     John Kingsbury. Mr. Kingsbury, age 61, is the President and CEO of the Bank of Dixon County where he has been employed since 1970. The Bank of Dixon County has several locations throughout northeast Nebraska, including a branch in Jackson. Mr. Kingsbury has also been the principal owner of BDC Insurance since 1974. Mr. Kingsbury serves on the Nebraska Department of Roads Highway Commission. He is a member of the Nebraska Chamber of Commerce and Industry and is the President of Better Ponca Foundation, Inc. Mr. Kingsbury has served on the Company’s Board of Director since its inception in August 2004. He also served as the Company’s Chief Financial Officer and Treasurer until February 2008.
Continuing Group II Directors
     The following persons are the current Group II directors and will each continue to serve on the Board after the Annual Meeting for terms ending in 2010:
     Darrell J. Downs. Mr. Downs, age 71, is retired. From June 1995 through June 2005, he was employed as a marketing manager by a regional seed company. Until 1994 Mr. Downs had been employed by Moorman Manufacturing Company for 38 years. Mr. Downs serves as the mayor of Marcus, Iowa and as a consultant for Cherokee County Economic Development in Cherokee County, Iowa. Mr. Downs is a director of Little Sioux Corn Processors, LLC, a public reporting ethanol production company located in Marcus, Iowa. Mr. Downs has served on the Company’s Board of Director since its inception in August 2004.
     Thomas Lynch. Mr. Lynch, age 69, retired from the Burlington Northern Santa Fe Railroad in July of 1995 where he held the position of General Superintendent of Operations. For the past five years and continuing through the present, he manages Lynch Properties, Inc., a family owned farm and recreational property in Dakota County, Nebraska. Mr. Lynch has served as on the Company’s Board of Director since its inception in August 2004 and is its

Chairman. He also served as the Company’s President and Chief Executive Officer until February 2008.
     Donald ‘Skip’ Meisner. Mr. Meisner, age 72, has operated Meisner Management Services, LLC, which provides management of public works projects for local units of government, since March 2001. Examples of activities of Meisner Management Services, LLC include working to coordinate and manage flood control projects, bridges and housing developments and facilitating strategic planning for governments and their agencies. For the five years prior to March 2001, Mr. Meisner served as Executive Director of the Siouxland Interstate Metropolitan Planning Council. He currently serves on the board of the Siouxland Chapter of the American Red Cross, the Tri-State Graduate Study Center and the Sioux City Board of Library Trustees. Mr. Meisner has served on the Company’s Board of Director since its inception in August 2004.
     Ronald Wetherell. Mr. Wetherell, age 64, has been the owner and operator of Wetherell Manufacturing Company, a designer and manufacturer of farm implements, hydraulic cylinders, and truck utility bodies in Cleghorn, Iowa, for 43 years. He is also the owner of Wetherell Cable TV, which provides cable television services to seven communities in northwest Iowa, as well as numerous farming operations throughout northwest Iowa. Mr. Wetherell is the Chairman of the Board of Little Sioux Corn Processors, LLC, a public reporting ethanol production company located in Marcus, Iowa, and is a director of Soy Energy, LLC, a public reporting biofuels company located in Marcus, Iowa. He also serves on the Board of Supervisors of Cherokee County, Iowa. Mr. Wetherell has served on the Company’s Board of Director since its inception in August 2004.
Continuing Group III Directors
     The following persons are the current Group III directors and will each continue to serve on the Board after the Annual Meeting for terms ending in 2011:
     David Bailey Aalfs. Mr. Aalfs, age 70, is retired. From 1977 to 2006, he served as the Chief Executive Officer of Sabre Communications Corporation, a leading manufacturer of communication towers. Mr. Aalfs has served on the Company’s Board of Directors since October 2005.
     Craig Ebberson. Mr. Ebberson, age 54, has been growing corn, soybeans and alfalfa on a 10,000 acre farm in northeast Nebraska of since 1970. He has also owned and operated a 6,000 head commercial cattle feed yard since 1970. Mr. Ebberson also owns Kerloo Creek Ranch, Inc., a family owned ranch and Wynot River Farms, LLC. He is a member of the Nebraska Cattlemen’s Association, Nebraska Corn Association and Nebraska Soybean Association. Mr. Ebberson has served on the Company’s Board of Director since its inception in August 2004.
     Pam Miller. Ms. Miller, age 49, has been employed by Northeast Community College since January of 2005 as the South Sioux City Education Center Director. Ms. Miller also owns a construction company with her husband in Homer, Nebraska. Beginning in August of 1996 through December of 2004, she was an adjunct facility member at Morningside College. Ms. Miller was also an adjunct faculty member at Western Iowa Tech Community College from

June of 1997 until May of 2004. Ms. Miller serves on the South Sioux City Chamber of Commerce Legislative Committee, the Siouxland Regional Economic Development Committee and Dakota County Economic Development Committee, Siouxland Economic Development Committee and Junior Achievement of Siouxland. She also served as a Dakota County, Nebraska Commissioner from 2003 to 2006. Ms. Miller has served on the Company’s Board of Director since its inception in August 2004 and is its Vice Chairman.
     Shennen S.C. Saltzman. Mr. Saltzman, age 42, has been the owner of SEP, LLC since 1997. SEP, LLC owns and operates 13 Burger King restaurants with locations in Sioux City, Iowa; South Sioux City, Nebraska, Yuma, Arizona; and Imperial Valley, California. He has also been a farmer/rancher since 2001. Beginning in December 1989 until he purchased SEP, LLC in 1997, Mr. Saltzman was an Executive Vice President at Pioneer Bank in Sioux City, Iowa. He continues to serve as Vice Chairman of the Pioneer Bank Board of Directors. He also serves as trustee of Briar Cliff University, the Siouxland Initiative, and the Dakota County Economic Development Committee and is a member of the Source Construction Capital Board of Directors. Mr. Saltzman has served on the Company’s Board of Director since its inception in August 2004.
     The Board considers Messrs. Wetherell, Downs, Meisner, Saltzman and Aalfs and Ms. Miller to be independent directors and will consider Mr. Condon to be an independent director if he is elected to the Board. The Board makes this determination applying the listing standards established by the New York Stock Exchange, although Units are not listed on the New York Stock Exchange.
     Information regarding executive officers of the Company is found in the Company’s Annual Report on Form 10-K under the heading “Directors, Executive Officers and Corporate Governance” which has been supplied with this Proxy Statement.
Operations of the Board of Directors and its Committees
     The Board of Directors operates pursuant to the provisions of the Company’s Operating Agreement. The Board of Directors conducts its business through meetings and actions taken by written consent in lieu of meetings. Other actions may be taken by committees established by the Board. The Board of Directors held 13 meetings during fiscal 2008. All directors attended at least 75% of all of meetings of the Board and committees on which they serve during fiscal 2008, other than Mr. Aalfs and Mr. Sederstrom.
     The Board has established an Audit Committee and a Nominating and Corporate Governance Committee, each of which is described below.
     Audit Committee. The Audit Committee operates under a written charter and its primary duties and responsibilities include monitoring the integrity of the Company’s financial statements, appointing, compensating and monitoring the independence and qualifications of the Company’s independent auditors and providing an avenue of communications among the Company’s independent auditors, management and the Board. A copy of the charter of the Audit Committee is available on the Company’s website at http://www.siouxlandethanol.com and is available in print to any Member who submits a request in writing to the Secretary of the Company.

     The Audit Committee exercises sole authority to hire and dismiss our independent auditor and must pre-approve all audit and non-audit services performed by our independent auditors for the Company. The Audit Committee is also authorized to resolve any disagreements between management and our independent auditors with respect to financial reporting matters. The Audit Committee also reviews transactions between the Company and related parties. In the performance of its duties, the Audit Committee may seek information from any employee of the Company or any third party and may retain independent legal counsel and other advisers it deems necessary in the performance of its duties. The Audit Committee also maintains procedures for the confidential receipt of reports from employees and others regarding accounting and auditing matters.
     The Audit Committee consists of Pam Miller, who serves as its Chairperson, Donald Meisner and D. Bailey Aalfs. Each member of the Audit Committee qualifies as an independent director under the applicable rules of the Securities and Exchange Commission (“SEC”) and the additional criteria included in the Audit Committee’s charter. Each member of the Audit Committee has a basic understanding of finance and accounting and is able to read and understand financial statements. However, no member of the Audit Committee has been determined by the Board of Directors to qualify as an “audit committee financial expert” under criteria specified by the SEC. Although one of the Company’s directors would qualify as an audit committee financial expert, he is currently not eligible to serve on the Audit Committee since he formerly acted as the Company’s principal financial officer. The Audit Committee met four times during fiscal 2008 and each member was present at each meeting.
     Nominating and Corporate Governance Committee. The Nominating and Corporate Committee is responsible for making recommendations to the Board of Directors of persons to serve as directors of the Company and for the development and updating of general corporate governance principles of the Company. The Nominating and Corporate Governance Committee also annually evaluates the operations and performance of the Board of Directors and Board committees. The Corporate Governance and Nominating Committee operates under a written charter which is available on the Company’s website at http://www.siouxlandethanol.com and is available in print to any Member who submits a request in writing to the Secretary of the Company.
     The Nominating and Corporate Governance Committee consists of Shennen S.C. Saltzman, who serves as its Chairperson, D. Bailey Aalfs and Donald Meisner. Each member of the Audit Committee qualifies as an independent director. The Nominating and Corporate Governance Committee was not formed until October 2008 (fiscal 2009) and, accordingly, it did not meet during fiscal 2008. The Nominating and Corporate Governance Committee has met one time since its formation for the purpose of nominating directors to be voted on at the Annual Meeting. All members of the Nominating and Corporate Governance Committee were in attendance at that meeting.
     The Nominating and Corporate Committee identifies nominees to serve as directors of the Company primarily through suggestions made by directors, Company management or Members. Candidates for directors are generally evaluated based on their independence, character, judgment, diversity of experience, financial or business acumen, and their ability to represent and act on behalf of all Members. However, neither the Company’s Operating Agreement nor any policy adopted by the Board requires any of the directors to be independent of the Company or establishes any quantifiable minimum standards for evaluating potential nominees for directors. The Nominating and Corporate Committee will consider suggestions for nominations for directors received from Members. The Nominating and Corporate Committee uses the same criteria to evaluate its own nominees for director as it does for persons nominated by Members.
     In addition, Members may place persons in nomination to serve as directors. The Company’s Operating Agreement provides that such nominations from Members must be submitted in writing to the Secretary of the Company not less than 60 days or more than 90 days prior to an annual meeting. The last day for Member nominations for directors to be voted on at the 2009 Annual Meeting was January 26, 2009 and no such nominations were received. Any such nomination must include (i) the name and address of the Member making the nomination, (ii) a representation that the nominating Member is a holder of record of Units entitled to vote at the annual meeting in question and intends to appear in person or by proxy at such meeting, (iii) the name, age, business and residence address and principal occupation of the nominee, (iv) a description of any arrangements between the nominee and the nominating Member or any other person pursuant to which the nomination is being made, (v) the consent of the nominee to serve as a director if elected and (vi) a nomination petition signed and dated by the holders of at least 5% of the then outstanding Units.
Other Committees
     The Board does not maintain a separate compensation committee at this time. The Company has only two executive officers and neither of them serves on the Board of Directors. Similarly, none of the directors are employees of the Company. As a result, the Board of Directors has concluded that all directors can exercise independent judgment with respect to issues relating to the compensation of the Company’s executive officers and that each director should be afforded an opportunity to participate in decisions on compensation matters. In addition, the Company does not maintain an equity compensation plan, deferred compensation plan or similar compensation plan that requires a standing committee to administer. As a result, the entire Board of Directors performs the functions that a compensation committee would otherwise perform and makes all decisions regarding the form and amount of compensation paid to the Company’s executive officers and directors. In exercising its authority with respect to the compensation of the Company’s executive officers and directors, the Board of Directors may consider any factors it deems relevant including, among other things, an individual’s duties and responsibilities to the Company, the individual’s abilities and level of performance, the individual’s current level of compensation, the compensation paid to persons performing similar functions at peer companies, the economic performance of the Company and the recommendations of the President and Chief Executive Officer. The Board of Directors has not engaged an outside compensation consultant to assist it with its consideration and determination of compensation decisions.
     The Company has also established a Risk Management Committee which is primarily responsible for the oversight of the strategies used by the Company to manage its risks resulting from fluctuating prices and market conditions for corn, natural gas, ethanol and distillers grains. The Company seeks to manage these risks through the use of futures contracts and other derivative instruments. Company officers are authorized to make day-to-day decisions regarding the Company’s hedging activities to manage these risks within fixed parameters established in the Company’s risk management policies. The Risk Management Committee has general oversight of these activities and receives monthly reports from Company officers regarding the Company’s hedging positions. The Risk Management Committee must approve any hedging activities by management that exceed the fixed parameters set forth in the Company’s risk management policies and is responsible for periodically reviewing and updating those policies. Members of the Risk Management Committee are Craig Ebberson, Doug Garwood, Shennen S.C. Saltzman and Ronald Wetherell.
Code of Conduct and Ethics
     The Company has adopted a Code of Conduct and Ethics that applies to all employees and directors of the Company, including its President and Chief Executive Officer and its Treasurer and Chief Financial Officer, as required by Section 406 of the Sarbanes Oxley Act of 2002. The Code of Conduct and Ethics is available on the Company’s website at http://www.siouxlandethanol.com and is available in print to any Member who submits a request in writing to the Secretary of the Company.
Executive Compensation
     The Company’s only executive officers are its President and Chief Executive Officer, Charles Hofland, and its Treasurer and Chief Financial Officer, Mark Rolfes. Both executive officers were appointed to their positions in February 2008. Messrs. Hofland and Rolfes were employees of the Company prior to that time, but Thomas Lynch, a director, served as the Company’s President and Chief Executive Officer and John Kingsbury, another director, served as the Company’s Treasurer and Chief Financial Officer. Neither Mr. Lynch nor Mr. Kingsbury was an employee of the Company while serving as an executive officer of the Company. As a result, neither Mr. Lynch nor Mr. Kingsbury received separate compensation for serving in these capacities. Accordingly, Messrs. Lynch and Kingsbury are not included in the following tabular disclosure regarding executive compensation.
     Compensation paid to Messrs. Hofland and Rolfes during fiscal 2008 consisted of an annual base salary and a cash bonus, each of which was set by the Board of Directors. Neither Mr. Hofland nor Mr. Rolfes has an employment agreement or any other form of written compensation agreement with the Company and the Company does not maintain any type of equity-based or non-equity compensation plan for any of its employees, including its executive officers. The following table sets forth information regarding all forms of compensation earned by the Company’s two executive officers during fiscal 2008.

SUMMARY COMPENSATION TABLE

				All other
				Compensation	Total
Name and Position	Year	Salary ($)	Bonus ($)	($)	($)
Charles Hofland
President and Chief	2008	$110,000	$10,000	—	$120,000
Executive Officer

Mark Rolfes
Treasurer and Chief	2008	$70,533	$967	—	$71,500
Financial Officer
Outstanding Equity Awards at Fiscal Year-End
     The Company does not maintain any equity compensation plans for its executive officers. Accordingly no tabular disclosure is being provided under this heading.
Director Compensation
     During the fiscal year ended September 30, 2008, the Company paid the following fees to its directors for attendance at meetings of the full Board and Board committees:
     Board of Directors meeting attendance fees:
          $250 for each meeting attended in person
          $125 for each meeting attended by telephone
     Committee meeting attendance fees:
          $125 for each meeting attended in person or by telephone.
     In addition, directors were paid for attending industry conferences on the Company’s behalf during fiscal 2008. Directors were also reimbursed for expenses they incurred to attend meetings of the Board of Directors and its committees.

     The following table sets forth information regarding all compensation paid by the Company to its directors for serving as such during fiscal 2008.
DIRECTOR COMPENSATION

		All other
	Fees earned or	Compensation	Total
Name	paid in cash ($)	($)	($)
Tom Lynch	$4,750	—	$4,750
Pam Miller	$3,125	—	$3,125
D. Bailey Aalfs	$1,750	—	$1,750
Darrell J. Downs	$3,125	—	$3,125
Craig Ebberson	$3,125	—	$3,125
Doug Garwood	$2,875	—	$2,875
John Kingsbury	$2,500	—	$2,500
Donald Meisner	$3,500	—	$3,500
Shennen S.C. Saltzman	$2,750	—	$2,750
Matthew H. Sederstrom	$500	—	$500
Ronald Wetherell	$3,125	—	$3,125
     Beginning October 1, 2008 (fiscal 2009), the Company pays directors an annual retainer of $4,000 ($10,000 for the Chairman) plus the following fees for attending meetings of the full Board and committees:
     Board of Directors meeting attendance fees:
$500 for each meeting attended in person
$250 for each meeting attended by telephone
     Committee meeting attendance fees:
$300 for each meeting attended in person
$150 for each meeting attended by telephone

Directors will continue to be reimbursed for expenses they incur to attend meetings of the Board of Directors and its committees. In addition, if a director attends an industry conference or similar event at the request of the Board of Directors, he or she will receive a daily stipend of $200 and will be reimbursed for out of pocket expenses incurred to attend such event. The Company does not maintain any type of equity-based compensation plan for its directors.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of our directors and executive officers and any holder of 10 percent or more of outstanding Units to file reports with the SEC showing changes in their ownership of Units. Based solely on our review of copies of the Section 16(a) reports we have received and written representations from each person who did not file an annual report with the SEC on Form 5, we believe that all Section 16(a) reports with respect to fiscal 2008 were filed on time.
Transactions with Related Persons
     During fiscal 2007 and 2008, Craig Ebberson, one of the Company’s directors, corn to the Company for a total sale price of approximately $369,000 and $1,352,000, respectively. In addition, during fiscal 2007 and 2008, Mr. Ebberson purchased wet distillers grains from the Company for a total purchase price of approximately $194,000 and $948,000, respectively. All such transactions were conducted in the normal course of the Company’s business and the price paid by the Company for the corn purchased from Mr. Ebberson and the price received by the Company for the distillers grains sold to Mr. Ebberson were the current market price for such commodities on the respective transaction dates.
     During fiscal 2007 and 2008, Doug Garwood, one of the Company’s directors, corn to the Company for a total sale price of approximately $709,500 and $948,000, respectively. All such sales were conducted in the normal course of the Company’s business and the Company paid then current market prices for all corn purchased by it from Mr. Garwood.
Audit Committee Report
     The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     The Company’s management is responsible for the preparation of its financial statements and for maintaining an adequate system of internal controls and processes for that purpose. Boulay, Heutmaker, Zibell & Co. P.L.L.P. (“Boulay”) acts as the Company’s independent auditors and is responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of its audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.
     The Audit Committee has reviewed and discussed the audited financial statements for the Company’s fiscal year ended September 30, 2008 with management of the Company and with representatives of Boulay. As a result of these discussions, the Audit Committee believes that the Company maintains an effective system of accounting controls that allow it to prepare financial statements that fairly present the Company’s financial position and results of its operations. Our discussions with Boulay also included the matters required by Statement on Auditing Standard No. 61, as amended (AICPA Professional Standards Vol. 1, AU Section 380). In addition, the Audit Committee reviewed the independence of Boulay and, as part of that review, we received written disclosures from Boulay affirming its independence as required by PCAOB Rule 3526 Communications with Audit Committees Concerning Independence and discussed this information with Boulay.
     Based on the foregoing, the Audit Committee has recommended that the audited financial statements of the Company for its fiscal year ended September 30, 2008 be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.
Members of the Audit Committee
Pam Miller, Chairperson
Donald “Skip” Meisner
David Bailey Aalfs
APPOINTMENT OF AUDITOR
     On January 8, 2009, the Audit Committee appointed the accounting firm of Boulay, Heutmaker, Zibell & Co. P.L.L.P. (“Boulay”) to audit the Company’s financial statements for the fiscal year ending September 30, 2009. A resolution to ratify the appointment of Boulay as the Company’s independent auditors will be presented at the Annual Meeting. The ratification of the appointment of the independent auditor requires the affirmative vote of the holders of a majority of the Units present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a vote against ratification. Broker nonvotes will not be considered Units entitled to vote with respect to the ratification of the auditors and will not be counted as votes for or against ratification. If Members fail to ratify the appointment of Boulay as our independent auditor, the Audit Committee will reconsider whether to retain Boulay, but may ultimately decide to retain them. Any decision to retain Boulay or another independent auditing firm will be made by the Audit Committee and will not be resubmitted to Members. In addition, even if Members ratify the appointment of Boulay, the Audit Committee retains the right to appoint a different independent public accounting firm to audit the Company’s financial statements for the fiscal year ending September 30, 2009 if it determines that it would be in the Company’s best interests.
     Boulay has audited the Company’s financial statements since the Company’s inception. A representative of Boulay will be at the meeting, will have an opportunity to make a statement if so desired, and will be available to answer any questions.
     THE BOARD OF DIRECTORS RECOMMENDS THAT MEMBERS VOTE “FOR” THE APPOINTMENT OF BOULAY, HEUTMAKER, ZIBELL & CO. P.L.L.P. AS OUR INDEPENDENT AUDITORS FOR FISCAL 2009.

Audit Fees
     The aggregate fees billed by Boulay to us for the fiscal year ended September 30, 2008, and the fiscal year ended September 30, 2007 are as follows:

Category	Year	Fees
Audit Fees	2008	$144,420
	2007	$133,994

Audit-Related Fees	2008	—
	2007	—

Tax Fees	2008	—
	2007	—

All Other Fees	2008	—
	2007	—
The performance of all audit, audit-related, tax and other services by Boulay was pre-approved by the Audit Committee.
SUBMISSION OF MEMBER PROPOSALS
     Our Operating Agreement does not provide any specific procedures for Members who wish to submit a proposal for presentation at the Annual Meeting (other than the nomination of directors discussed under “Operations of the Board of Directors and Committees,” above) and, to date, no proposals have been received from Members for consideration at the Annual Meeting.
     Members who wish to include proposals in the proxy materials that we send out in connection with our 2010 Annual Meeting of Members may do so, subject to the proxy rules adopted by the SEC. In order to be included in our proxy statement relating to the 2010 Annual Meeting, a Member proposal must be delivered to the Company’s Secretary at the Company’s executive offices before October 20, 2009.
OTHER MATTERS
     At the date of mailing of this Proxy Statement, we are not aware of any business to be presented at the Annual Meeting other than the proposals discussed above. If other proposals are properly brought before the Annual Meeting, it is the intention of the Board of Directors to vote all Units for which it receives valid proxy cards in such manner as the Board of Directors may determine.
     The Company will bear the cost of soliciting proxies. To the extent necessary, proxies may be solicited by directors, officers and employees of the Company in person, by telephone or through other forms of communication, but such persons will not receive any additional compensation for such solicitation. The Company will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s Units. In addition to solicitation by mail, the Company will supply banks, brokers, dealers and other custodians, nominees and fiduciaries with proxy materials to enable them to send a copy of such materials by mail to each beneficial owner of Units of the Company’s common stock which they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.
     Concurrent with the mailing of this proxy statement, the Company is furnishing you a copy of its Annual Report for the year ended September 30, 2008 (which includes the Company’s Annual Report on Form 10-K for such year). Copies of any exhibit filed by the Company with the Securities and Exchange Commission as part of its Form 10-K may be obtained upon written request to the Company’s Secretary at the Company’s executive offices.
     Members and other interested parties may communicate with the Board of Directors or any individual director by sending a letter to the attention of the appropriate person (which may be marked as confidential) addressed to the Secretary of the Company. All communications received by the Secretary will be forwarded to the appropriate director. It is the policy of the Board of Directors that directors should make an effort to attend the annual meetings of members, whenever possible. All directors except for Messrs. Aalfs and Kingsbury attended last year’s annual meeting.

By order of the Board of Directors:
/s/ Douglas K. Garwood
Douglas K. Garwood
Secretary

January 28, 2009

[form of proxy]
Siouxland Ethanol, LLC
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIOUXLAND ETHANOL, LLC FOR USE ONLY AT THE ANNUAL MEETING OF MEMBERS TO BE HELD ON MARCH 24, 2009 AND AT ANY ADJOURNMENT THEREOF.
Annual Meeting Materials are available on-line at:
http://www.siouxlandethanol.com/index.cfm?show=10&mid=30.
     The undersigned hereby authorizes the Board of Directors of Siouxland Ethanol, LLC (the “Company”), and any of them individually or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Annual Meeting of Members of the Company to be held at the Marina Inn Conference Center, 4th & B Streets, South Sioux City, Nebraska, on Tuesday, March 24, 2009, at 1.30 p.m. local time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below.
(1)	The election of Group I Directors of the Company:

☐	FOR ALL NOMINEES LISTED BELOW:

John Kingsbury

Doug Garwood

Mark Condon

☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐	TO WITHHOLD AUTHORITY TO VOTE FOR CERTAIN NOMINEE(S) AND GRANT AUTHORITY FOR ALL OTHER NOMINEES, CHECK THIS BOX AND WRITE THE NAME OF THE NOMINEE(S) FOR WHICH AUTHORITY IS WITHHELD IN THE BOX BELOW:

(2)	Ratification of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as the Company’s independent auditors for the fiscal year ending September 30, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN
(3)	To vote in Board of Directors’ discretion with respect to any other proposal or item of business that may properly come before the Annual Meeting.

     This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Annual Meeting or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the Annual Meeting. The undersigned hereby revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting of Members, the Proxy Statement for the Annual Meeting and the Company’s 2008 Annual Report prior to signing this proxy and ratifies all that the said proxies may do by virtue hereof.
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE FOR THE BOARD OF DIRECTORS AND “FOR” THE APPOINTMENT OF BOULAY HEUTMAKER, ZIBELL & CO. P.L.L.P. AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2009 AND THE AUTHORITY PROVIDED IN ITEM 3 WILL BE DEEMED GRANTED.
Dated:                     , 2009
Number of Units owned on
February 16, 2009:

Signature

Signature

Please sign exactly as your name appears on your Unit certificate(s). When Units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If Units are owned by a corporation or other type of entity, please sign in the name of the entity by duly authorized person.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
IMMEDIATELY IN THE ENCLOSED ENVELOPE